UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2010

CompuCredit Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code:770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2010, CompuCredit Corporation, a wholly owned subsidiary of CompuCredit Holdings Corporation, entered into (i) the Amended and Restated Note Purchase Agreement with Merrill Lynch Mortgage Capital Inc., as an investor, CompuCredit Funding Corp., as transferor, and CompuCredit Credit Card Master Note Business Trust, as issuer, and (ii) the Amended and Restated Series 2004-One Indenture Supplement with CompuCredit Credit Card Master Note Business Trust, as issuer, and The Bank of New York Mellon, as indenture trustee.  These agreements amend and restate the terms of the notes to, among other things, reflect changes to the terms of the servicing of the underlying receivables.  These agreements are effective as of March 1, 2010.

The foregoing description of the terms of the Amended and Restated Note Purchase Agreement and the Amended and Restated Series 2004-One Indenture Supplement is qualified in its entirety by reference to the documents, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit
10.1
Amended and Restated Note Purchase Agreement, by and among Merrill Lynch Mortgage Capital Inc., as an Investor, CompuCredit Funding Corp., as Transferor, CompuCredit Corporation, as Servicer, and CompuCredit Credit Card Master Note Business Trust, as Issuer, dated as of March 1, 2010.

10.2
Amended and Restated Series 2004-One Indenture Supplement, by and among CompuCredit Credit Card Master Note Business Trust, as Issuer, CompuCredit Corporation, as Servicer, and The Bank of New York Mellon, as Indenture Trustee on behalf of the Series 2004-One Noteholders, dated as of March 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT HOLDINGS CORPORATION

Dated: April 2, 2010	By:	/s/J.Paul Whitehead, III
	Name:	J.Paul Whitehead, III
	Title:	Chief Financial Officer

EXHIBIT INDEX
Form 8-K
April 2, 2010

Filed
Exhibit No.	Description	Herewith	By Reference
10.1
Amended and Restated Note Purchase Agreement, by and among Merrill Lynch Mortgage Capital Inc., as an Investor, CompuCredit Funding Corp., as Transferor, CompuCredit Corporation, as Servicer, and CompuCredit Credit Card Master Note Business Trust, as Issuer, dated as of March 1, 2010.
X
10.2
Amended and Restated Series 2004-One Indenture Supplement, by and among CompuCredit Credit Card Master Note Business Trust, as Issuer, CompuCredit Corporation, as Servicer, and The Bank of New York Mellon, as Indenture Trustee on behalf of the Series 2004-One Noteholders, dated as of March 1, 2010.
X